SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 12, 2003 (August 7, 2003)

Mission Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-09498	76-0437769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Lamar

Suite 1455

Houston, Texas 77010-3039

(Address and Zip Code of Principal Executive Offices)

(713) 495-3000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required Regulation FD Disclosure.

Effective August 7, 2003, James L. Bowles has resigned from the Company’s Board of Directors. Mr. Bowles was elected to the Company’s Board of Directors in May of 2003, and is leaving in order to devote more time to obligations on other boards.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of business acquired.

          None.

(b)    Pro Forma Financial Information.

          None.

(c)    Exhibits.

          99.1    Press Release

Item 12.    Results of Operations and Financial Condition.

On August 12, 2003, the Company issued a press release announcing financial results for its second fiscal quarter ended June 30, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION RESOURCES CORPORATION

Date: August 12, 2003	By:	/s/ Richard W. Piacenti
	Name: Title:	Richard W. Piacenti Executive Vice President and Chief Financial Officer